Exhibit 10.1

AMENDMENT NO. 3 TO STOCK PURCHASE AGREEMENT

This Amendment No. 3 to the Stock Purchase Agreement (“Third Amendment”) is made and entered effective as of October 31, 2010 by and among Deep Down, Inc., a corporation existing under the laws of Nevada (“Purchaser”), Cuming Corporation, a corporation existing under the laws of Massachusetts (the “Company”), and the stockholders of the Company listed on the signature pages hereof under the heading “Selling Stockholders” (collectively, the “Selling Stockholders”).  All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Agreement (as defined below).

WHEREAS, on May 3, 2010, the parties entered into that certain Stock Purchase Agreement (the “Agreement”); and

WHEREAS, on June 30, 2010, the parties entered into that certain Amendment No. 1 to Stock Purchase Agreement (“First Amendment”); and

WHEREAS, on July 31, 2010, the parties entered into that certain Amendment No. 2 to Stock Purchase Agreement (“Second Amendment”); and

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms of this Third Amendment.

AGREEMENT

1.	Termination of Agreement. Section 9.1(a) of the Agreement shall be amended and restated to read as follows:

           “(a)           At the election of the Stockholder Representative or Purchaser on or afterNovember 30, 2010 (such date, as it may be extended under this Section 9.1(a), the “Termination Date”), if the Closing shall not have occurred by the close of business on such date (as may be extended pursuant hereto), provided that the terminating party is not in material default of any of its obligations hereunder.”

2.
Counterparts; Facsimile Signatures.  This Third Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.  This amendment may be executed by facsimile signature.

3.	Effectiveness of Agreement. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Signature Page Follows

Amendment No. 3
Stock Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

DEEP DOWN, INC.

By:	/s/ Eugene L. Butler
Eugene L. Butler, Executive Chairman

Cuming Corporation

By:	/s/ John W. Cuming
John W. Cuming, Chairman

SELLING STOCKHOLDERS:

/s/ John W. Cuming
John W. Cuming

/s/ Jon E. Steffensen
Jon E. Steffensen, Executor for the Estate of William R. Cuming under will dated March31, 2003, as amended

Amendment No. 3
Stock Purchase Agreement